POWER OF ATTORNEY

Know all by these presents, that the undersigned hereby

constitutes and appoints each of Ann Colussi Dee, Neal A.

Lewis and Tracy D. Swearingen, signing singly, the

undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned, in

the undersigned's capacity as an officer and/or

director of Duke Realty Corporation (the "Company"),

Forms 3, 4, and 5, with respect to (i) the

partnership units of Duke Realty Limited

Partnership, an Indiana limited partnership whose

general partner is Duke Realty Corporation, and/or

(ii) the common shares of Duke Realty Corporation,

all in accordance with Section 16(a) of the

Securities Exchange Act of 1934 and the rules

thereunder;

(2) do and perform any and all acts for and on behalf of

the undersigned which may be necessary or desirable to

complete and execute any such Form 3, 4, and 5,

complete and execute any amendment or amendments

thereto, and file such form with the United States

Securities and Exchange Commission and any stock

exchange or similar authority; and

(3) take any other action of any type whatsoever in

connection with the foregoing which, in the opinion

of such attorney-in-fact, may be of benefit to, in

the best interest of, or legally required by, the

undersigned, it being understood that the documents

executed by such attorney-in-fact on behalf of the

undersigned pursuant to this Power of Attorney shall

be in such form and shall contain such terms and

conditions as such attorney-in-fact may approve in

such attorney-in-fact's discretion.

The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or

revocation, hereby ratifying and confirming all that such

attorney-in-fact, or such attorney-in-fact's substitute or

substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.

The undersigned acknowledges that the foregoing attorneys-in-

fact, in serving in such capacity at the request of the

undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing

attorneys-in-fact.

IN WITNESS WHEREOF, the undersigned has caused this Power of

Attorney to be executed as of this 25th day of January 2017.

___/s/ Nicholas C.

Anthony___

BY: Nicholas C.

Anthony